UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Global Industrials Fund

Semiannual report
2 | 28 | 19

This **global sector fund** invests in stocks of industrial companies worldwide.

FUND SYMBOL
CLASS A
PGIAX

Putnam
Global Industrials
Fund

Semiannual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 8, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/19. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on pages 13–14.

2 Global Industrials Fund

Dan has an M.B.A. from Harvard Business School and a B.A. from Bowdoin College. He joined Putnam in 2016 and has been in the investment industry since 1998.

How was the environment for investing in the industrials sector during the period?

It was a challenging six months for stocks in all sectors and regions worldwide. A few weeks into the period, in mid-October, for the second time in 2018, major U.S. market indexes experienced a correction — a drop of more than 10% from a recent high. Stocks struggled as investors became increasingly concerned about issues that had been risks for a while. Worries about rising interest rates and their impact on global economic growth caused many investors to flee from stocks. The turbulence continued through the close of 2018, resulting in annual losses for many major stock indexes. The start of 2019, however, brought an impressive rebound. The S&P 500 Index, for example, saw its strongest January performance in three decades. Solid corporate earnings reports and decisions by the Federal Reserve to hold interest rates steady contributed to the advance.

For stocks in the industrials sector, it was an unforgiving market environment due to ongoing tension between the United States and its trade partners, coupled with slowing economic growth in China. In addition, geopolitical pressures involving OPEC and oil

Global Industrials Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Industrials Fund

supply mismanagement caused oil prices to plummet. This put pressure on the energy and petrochemical businesses that many industrial companies serve.

How did the fund perform in this environment?

In this volatile six-month period, the fund posted a slight decline of –0.86%, outperforming its benchmark, the MSCI World Industrials Index [ND], which returned –2.48%.

The fund continued to benefit from our investments in businesses that have made strategic acquisitions that were principally financed through internal cash flow generation. Performance was also helped by the fund’s overweight exposure to U.S. railroads relative to the benchmark and our decision to generally avoid mega-cap diversified industrial conglomerates such as General Electric.

What were some holdings that contributed to performance for the period?

The top contributor to performance for the period was TransDigm, an aerospace and defense supplier. This is one of the companies that has benefited from strategic acquisitions. Investors responded positively to TransDigm’s better-than-expected earnings as well as its acquisition of Esterline Technologies. Another portfolio highlight, and beneficiary of a successful acquisition strategy, was Roper Technologies, which caters to general industrial, health-care, and energy industries.

The success of our focus on U.S. railroads is evident when looking at holdings for the six-month period. Our investments in Union Pacific and Norfolk Southern were among the top 10 contributors to relative performance. In our view, both stocks offered multiple catalysts to unlock value. One example is “precision railroading,” a strategy that both companies are implementing. This means that they are shifting to a business model with fewer locomotives and longer trains. These trains operate on more regimented schedules, which has improved productivity and boosted profit margins.

What are some strategies or stocks that detracted from performance during the period?

The most noteworthy detractor from performance was our decision to maintain overweight exposure to Textron, a diversified industrial company leveraged to aerospace and defense. Textron delivered disappointing earnings results due to weakness in its non-core recreational vehicles business. After conducting follow-through research, we believed Textron’s earnings no longer offered the upside potential we seek, and we sold the fund’s position.

The precipitous decline in oil prices led to weakness in companies exposed to energy end markets. Examples among the top detractors for the period were Emerson Electric, an automation provider, and Caterpillar, a construction equipment manufacturer. By the close of the period, we sold the fund’s position in Caterpillar.

What role did derivatives play in the fund’s performance?

On occasion, we use options to hedge against changes in the values of securities the fund owns, owned, or expects to own, and currency forward contracts to hedge foreign exchange risk. These investments detracted from performance during the period.

What is your outlook for the coming months?

We believe the market correction in the fourth quarter of 2018 presented a significant opportunity for us. In our view, the widespread market downturn unfairly punished many stocks that were fundamentally healthy and continued

Global Industrials Fund 5

to offer solid long-term growth prospects. Therefore, we took advantage of price declines to add to our highest-conviction ideas.

One example is Honeywell, a company that we believe will deploy its cash strategically in the coming years. Another is Dover, a diversified global manufacturer that is in the midst of a major cost-reduction restructuring. Also, we added to our position in Fortive, which is transforming from a traditional rustbelt company to a Safety-as-a-Service company. It has premium cash flow and return on invested capital characteristics.

We continue to have a bias toward lower-volatility, higher-quality, U.S.-centric companies, given the recent geopolitical and macroeconomic uncertainties.

Thank you, Dan, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The Trustees of the Putnam Funds have approved a plan to merge Putnam Global Natural Resources Fund into the fund. The proposed merger requires approval by Putnam Global Natural Resources Fund shareholders. If approved by Putnam Global Natural Resources Fund shareholders at a shareholder meeting proposed to be held on May 15, 2019, the merger would be expected to occur on or about June 24, 2019.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Global Industrials Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	14.44%	399.03%	17.44%	47.74%	8.12%	52.15%	15.02%	–1.80%	–0.86%
After sales charge	13.78	370.34	16.75	39.24	6.84	43.40	12.77	–7.45	–6.56
Class B (12/18/08)
Before CDSC	13.79	370.62	16.75	42.34	7.32	48.74	14.15	–2.50	–1.24
After CDSC	13.79	370.62	16.75	40.37	7.02	45.74	13.38	–6.96	–5.76
Class C (12/18/08)
Before CDSC	13.61	363.44	16.57	42.28	7.31	48.75	14.15	–2.50	–1.24
After CDSC	13.61	363.44	16.57	42.28	7.31	48.75	14.15	–3.39	–2.14
Class M (12/18/08)
Before sales charge	13.90	375.38	16.87	44.07	7.58	49.84	14.43	–2.28	–1.11
After sales charge	13.50	358.74	16.45	39.03	6.81	44.59	13.08	–5.70	–4.57
Class R (12/18/08)
Net asset value	14.18	387.57	17.17	45.94	7.85	50.95	14.71	–2.04	–1.00
Class R6 (5/22/08)
Net asset value	14.75	412.12	17.74	49.73	8.41	53.44	15.34	–1.43	–0.67
Class Y (12/18/08)
Net asset value	14.74	411.68	17.73	49.60	8.39	53.31	15.31	–1.52	–0.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Global Industrials Fund 7

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI World
Industrials Index (ND)	11.48%	291.26%	14.62%	36.85%	6.48%	43.91%	12.90%	–2.77%	–2.48%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$1.495		$1.495	$1.495	$1.495		$1.495	$1.495	$1.495
Short-term gains	—		—	—	—		—	—	—
Total	$1.495		$1.495	$1.495	$1.495		$1.495	$1.495	$1.495
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
8/31/18	$22.88	$24.28	$21.63	$21.66	$22.38	$23.19	$22.67	$23.14	$23.13
2/28/19	20.86	22.13	19.54	19.57	20.31	21.05	20.62	21.16	21.14

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Global Industrials Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/18/08)
Before sales charge	14.43%	375.33%	16.87%	51.29%	8.63%	47.03%	13.71%	1.26%	–3.02%
After sales charge	13.78	348.00	16.18	42.60	7.35	38.57	11.49	–4.57	–8.60
Class B (12/18/08)
Before CDSC	13.79	348.49	16.19	45.71	7.82	43.80	12.87	0.47	–3.40
After CDSC	13.79	348.49	16.19	43.71	7.52	40.80	12.08	–4.13	–7.82
Class C (12/18/08)
Before CDSC	13.61	341.58	16.01	45.72	7.82	43.73	12.85	0.47	–3.39
After CDSC	13.61	341.58	16.01	45.72	7.82	43.73	12.85	–0.45	–4.27
Class M (12/18/08)
Before sales charge	13.89	353.04	16.31	47.54	8.09	44.85	13.15	0.73	–3.28
After sales charge	13.49	337.18	15.90	42.38	7.32	39.78	11.81	–2.79	–6.66
Class R (12/18/08)
Net asset value	14.17	364.80	16.61	49.41	8.36	45.96	13.43	0.99	–3.14
Class R6 (5/22/08)
Net asset value	14.74	388.56	17.19	53.38	8.93	48.29	14.03	1.65	–2.81
Class Y (12/18/08)
Net asset value	14.73	387.92	17.17	53.18	8.90	48.09	13.98	1.51	–2.90

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Global Industrials Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 8/31/18	1.27%*	2.02%*	2.02%*	1.77%*	1.52%*	0.88%**	1.02%*
Annualized expense ratio for the
six-month period ended 2/28/19	1.28%	2.03%	2.03%	1.78%	1.53%	0.88%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

**Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.32	$10.00	$10.00	$8.78	$7.55	$4.35	$5.09
Ending value (after expenses)	$991.40	$987.60	$987.60	$988.90	$990.00	$993.30	$992.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Global Industrials Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.41	$10.14	$10.14	$8.90	$7.65	$4.41	$5.16
Ending value (after expenses)	$1,018.45	$1,014.73	$1,014.73	$1,015.97	$1,017.21	$1,020.43	$1,019.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Industrials Fund 11

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Industrial products, services, and equipment industries may be affected by economic trends, commodity prices, technological obsolescence, labor relations, legislation, worldwide competition, and liability for environmental damage. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers than a diversified fund, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

12 Global Industrials Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Industrials Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the industrials sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

Global Industrials Fund 13

fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Global Industrials Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Industrials Fund 15

The fund’s portfolio 2/28/19 (Unaudited)

COMMON STOCKS (100.2%)*	Shares	Value
Aerospace and defense (27.9%)
Airbus SE (France)	14,769	$1,908,365
BAE Systems PLC (United Kingdom)	60,070	371,280
Boeing Co. (The)	17,401	7,655,744
Raytheon Co.	21,738	4,054,137
TransDigm Group, Inc. †	9,669	4,197,216
United Technologies Corp.	42,632	5,357,563
		23,544,305
Airlines (3.0%)
Air Canada (Canada) †	99,709	2,508,731
		2,508,731
Building products (6.7%)
Daikin Industries, Ltd. (Japan)	23,000	2,494,684
Johnson Controls International PLC	90,221	3,182,095
		5,676,779
Commercial services and supplies (5.6%)
Waste Connections, Inc.	56,774	4,734,952
		4,734,952
Diversified consumer services (1.8%)
Service Corp. International	36,873	1,524,330
		1,524,330
Electrical equipment (6.9%)
AMETEK, Inc.	42,200	3,358,276
Emerson Electric Co.	36,835	2,510,305
		5,868,581
Health-care equipment and supplies (4.0%)
Danaher Corp.	26,431	3,357,266
		3,357,266
Industrial conglomerates (13.8%)
Honeywell International, Inc.	40,180	6,190,533
Roper Technologies, Inc.	15,657	5,067,388
Siemens AG (Germany)	3,899	426,328
		11,684,249
Machinery (9.4%)
Dover Corp.	19,976	1,808,427
Fortive Corp.	42,297	3,450,166
Hitachi Construction Machinery Co., Ltd. (Japan)	2,800	69,808
Komatsu, Ltd. (Japan)	20,300	497,370
Stanley Black & Decker, Inc.	15,727	2,082,727
		7,908,498
Oil, gas, and consumable fuels (3.6%)
Cheniere Energy, Inc. †	47,062	3,033,146
		3,033,146
Professional services (0.8%)
Recruit Holdings Co., Ltd. (Japan)	24,100	673,282
		673,282

16 Global Industrials Fund

COMMON STOCKS (100.2%)* cont.	Shares	Value
Road and rail (12.2%)
Central Japan Railway Co. (Japan)	5,200	$1,165,119
East Japan Railway Co. (Japan)	6,700	640,757
Norfolk Southern Corp.	19,864	3,561,615
Union Pacific Corp.	29,327	4,918,138
		10,285,629
Trading companies and distributors (4.5%)
ITOCHU Corp. (Japan)	32,900	589,730
Mitsubishi Corp. (Japan)	115,200	3,244,183
		3,833,913
Total common stocks (cost $71,340,358)		$84,633,661

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
Honeywell International, Inc. (Call)	Jun-19/$175.00	$9,717,657	$63,073	$37,916
Total purchased options outstanding (cost $195,526)				$37,916

	Principal amount/
SHORT-TERM INVESTMENTS (0.7%)*		shares	Value
Putnam Short Term Investment Fund 2.58% L	Shares	442,343	$442,343
U.S. Treasury Bills 2.371%, 3/21/19 ∆		$103,000	102,866
U.S. Treasury Bills 2.461%, 7/18/19 ∆		56,000	55,478
Total short-term investments (cost $600,690)			$600,687

TOTAL INVESTMENTS
Total investments (cost $72,136,574)			$85,272,264

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $84,494,317.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $140,398 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $222,989 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Global Industrials Fund 17

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	83.0%	Germany	0.5%
Japan	11.0	United Kingdom	0.4
Canada	2.9	Total	100.0%
France	2.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $35,861,261) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N. A.
	Australian Dollar	Buy	4/17/19	$533,460	$527,170	$6,290
	Canadian Dollar	Sell	4/17/19	2,385,751	2,307,121	(78,630)
	Euro	Buy	3/20/19	709,014	713,115	(4,101)
	Japanese Yen	Buy	5/15/19	451,719	459,538	(7,819)
Barclays Bank PLC
	Australian Dollar	Buy	4/17/19	126,071	124,531	1,540
	British Pound	Buy	3/20/19	777,217	755,767	21,450
	Euro	Buy	3/20/19	1,569,968	1,580,694	(10,726)
	Hong Kong Dollar	Buy	5/15/19	1,254,299	1,256,165	(1,866)
	Swiss Franc	Buy	3/20/19	803,777	813,206	(9,429)
Citibank, N.A.
	British Pound	Buy	3/20/19	730,491	704,893	25,598
	Canadian Dollar	Buy	4/17/19	758,252	735,871	22,381
	Danish Krone	Buy	3/20/19	966,281	973,971	(7,690)
	Euro	Buy	3/20/19	1,585,230	1,592,333	(7,103)
	Japanese Yen	Sell	5/15/19	2,183,068	2,237,238	54,170
Goldman Sachs International
	Australian Dollar	Buy	4/17/19	153,330	151,475	1,855
	British Pound	Buy	3/20/19	1,007,395	972,653	34,742
	Canadian Dollar	Buy	4/17/19	1,142,437	1,108,669	33,768
	Euro	Buy	3/20/19	1,989,226	2,001,132	(11,906)
	Japanese Yen	Buy	5/15/19	124,632	125,449	(817)
JPMorgan Chase Bank N.A.
	British Pound	Buy	3/20/19	811,598	786,602	24,996
	Canadian Dollar	Sell	4/17/19	210,427	209,843	(584)
	Euro	Buy	3/20/19	4,439,053	4,467,074	(28,021)
	Japanese Yen	Buy	5/15/19	2,679,845	2,747,094	(67,249)
	New Zealand Dollar	Buy	4/17/19	28,082	27,496	586
	Singapore Dollar	Buy	5/15/19	474,964	476,061	(1,097)
	Swedish Krona	Buy	3/20/19	2,343,630	2,422,493	(78,863)
	Swiss Franc	Buy	3/20/19	1,011,495	1,019,165	(7,670)

18 Global Industrials Fund

FORWARD CURRENCY CONTRACTS at 2/28/19 (aggregate face value $35,861,261) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co.
	British Pound	Buy	3/20/19	$843,589	$814,414	$29,175
	Canadian Dollar	Buy	4/17/19	968,451	940,093	28,358
	Israeli Shekel	Buy	4/17/19	53,481	52,057	1,424
	Japanese Yen	Buy	5/15/19	2,469,293	2,530,918	(61,625)
	Swedish Krona	Buy	3/20/19	71,453	71,104	349
UBS AG
	Australian Dollar	Buy	4/17/19	157,518	155,856	1,662
Unrealized appreciation						288,344
Unrealized (depreciation)						(385,196)
Total						$(96,852)

* The exchange currency for all contracts listed is the United States Dollar.

WRITTEN OPTIONS OUTSTANDING at 2/28/19 (premiums $90,194) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
Honeywell International,
Inc. (Call)	Jun-19/$185.00	$9,717,657	$63,073	$4,005
Total				$4,005

Global Industrials Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$1,524,330	$—	$—
Energy	3,033,146	—	—
Health care	3,357,266	—	—
Industrials	76,718,919	—	—
Total common stocks	84,633,661	—	—
Purchased options outstanding	—	37,916	—
Short-term investments	442,343	158,344	—
Totals by level	$85,076,004	$196,260	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(96,852)	$—
Written options outstanding	—	(4,005)	—
Totals by level	$—	$(100,857)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

20 Global Industrials Fund

Statement of assets and liabilities 2/28/19 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $71,694,231)	$84,829,921
Affiliated issuers (identified cost $442,343) (Notes 1 and 5)	442,343
Foreign currency (cost $40) (Note 1)	41
Dividends, interest and other receivables	195,691
Foreign tax reclaim	17,005
Receivable for shares of the fund sold	144,454
Receivable for investments sold	2,448,599
Receivable from Manager (Note 2)	133,757
Unrealized appreciation on forward currency contracts (Note 1)	288,344
Prepaid assets	65,084
Total assets	88,565,239

LIABILITIES
Payable for investments purchased	2,245,457
Payable for shares of the fund repurchased	1,157,231
Payable for custodian fees (Note 2)	16,090
Payable for investor servicing fees (Note 2)	25,383
Payable for Trustee compensation and expenses (Note 2)	4,912
Payable for administrative services (Note 2)	342
Payable for distribution fees (Note 2)	25,363
Distributions payable to shareholders	366
Unrealized depreciation on forward currency contracts (Note 1)	385,196
Written options outstanding, at value (premiums $90,194) (Note 1)	4,005
Other accrued expenses	206,577
Total liabilities	4,070,922

Net assets	$84,494,317

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$75,669,105
Total distributable earnings (Note 1)	8,825,212
Total — Representing net assets applicable to capital shares outstanding	$84,494,317

(Continued on next page)

Global Industrials Fund 21

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($35,639,223 divided by 1,708,154 shares)	$20.86
Offering price per class A share (100/94.25 of $20.86)*	$22.13
Net asset value and offering price per class B share ($3,642,173 divided by 186,379 shares)**	$19.54
Net asset value and offering price per class C share ($10,998,108 divided by 561,917 shares)**	$19.57
Net asset value and redemption price per class M share ($107,804 divided by 5,307 shares)	$20.31
Offering price per class M share (100/96.50 of $20.31)*	$21.05
Net asset value, offering price and redemption price per class R share
($251,104 divided by 12,175 shares)	$20.62
Net asset value, offering price and redemption price per class R6 share
($2,300,847 divided by 108,727 shares)	$21.16
Net asset value, offering price and redemption price per class Y share
($31,555,058 divided by 1,492,957 shares)	$21.14

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22 Global Industrials Fund

Statement of operations Six months ended 2/28/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $19,221)	$687,905
Interest (including interest income of $10,863 from investments in affiliated issuers) (Note 5)	15,073
Securities lending (net of expenses) (Notes 1 and 5)	27,562
Total investment income	730,540

EXPENSES
Compensation of Manager (Note 2)	276,103
Investor servicing fees (Note 2)	87,371
Custodian fees (Note 2)	13,985
Trustee compensation and expenses (Note 2)	2,073
Distribution fees (Note 2)	123,150
Administrative services (Note 2)	1,517
Legal	128,659
Blue sky expense	54,917
Other	72,449
Fees waived and reimbursed by Manager (Note 2)	(183,563)
Total expenses	576,661
Expense reduction (Note 2)	(170)
Net expenses	576,491

Net investment income	154,049

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,341,272)
Foreign currency transactions (Note 1)	2,653
Forward currency contracts (Note 1)	(876,104)
Total net realized loss	(3,214,723)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(52,689)
Assets and liabilities in foreign currencies	(647)
Forward currency contracts	224,227
Written options	118,986
Total change in net unrealized appreciation	289,877

Net loss on investments	(2,924,846)

Net decrease in net assets resulting from operations	$(2,770,797)

The accompanying notes are an integral part of these financial statements.

Global Industrials Fund 23

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/19*	Year ended 8/31/18
Operations
Net investment income	$154,049	$540,780
Net realized gain (loss) on investments
and foreign currency transactions	(3,214,723)	7,606,312
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	289,877	3,488,933
Net increase (decrease) in net assets resulting
from operations	(2,770,797)	11,636,025
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(204,634)
Class B	—	—
Class C	—	—
Class M	—	—
Class R	—	(940)
Class R6	—	—
Class Y	—	(257,749)
Net realized short-term gain on investments
Class A	—	(658,829)
Class B	—	(74,797)
Class C	—	(149,814)
Class M	—	(2,373)
Class R	—	(4,460)
Class R6	—	—
Class Y	—	(607,843)
From net realized long-term gain on investments
Class A	(2,564,407)	(814,537)
Class B	(277,069)	(92,475)
Class C	(819,752)	(185,220)
Class M	(8,041)	(2,934)
Class R	(15,738)	(5,514)
Class R6	(144,690)	—
Class Y	(2,307,260)	(751,496)
Increase (decrease) from capital share transactions (Note 4)	(13,153,405)	28,341,730
Total increase (decrease) in net assets	(22,061,159)	36,164,140

NET ASSETS
Beginning of period	106,555,476	70,391,336
End of period (Note 1)	$84,494,317	$106,555,476

* Unaudited.

The accompanying notes are an integral part of these financial statements.

24 Global Industrials Fund

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Global Industrials Fund 25

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
February 28, 2019 **	$22.88	.04	(.56)	(.52)	—	(1.50)	(1.50)	$20.86	(.86)*	$35,639	.63*f	.18*f	67*
August 31, 2018	20.50	.12	3.21	3.33	(.12)	(.83)	(.95)	22.88	16.36	48,411	1.24	.54	293
August 31, 2017	18.46	.27[g]	2.37	2.64	(.42)	(.18)	(.60)	20.50	14.67	30,609	1.28[f]	1.40[f,g]	275
August 31, 2016	16.04	.13	2.94	3.07	(.07)	(.58)	(.65)	18.46	19.58	12,431	1.28[f,i]	.77[f,i]	216
August 31, 2015	20.00	.05	(.87)	(.82)	(.11)	(3.03)	(3.14)	16.04	(5.02)	8,932	1.27[f]	.29[f]	179
August 31, 2014	17.72	.10	3.74	3.84	—	(1.56)	(1.56)	20.00	21.95	14,342	1.32[f]	.48[f]	227
Class B
February 28, 2019 **	$21.63	(.04)	(.55)	(.59)	—	(1.50)	(1.50)	$19.54	(1.24)*	$3,642	1.00*f	(.19)*f	67*
August 31, 2018	19.46	(.05)	3.05	3.00	—	(.83)	(.83)	21.63	15.52	4,332	1.99	(.24)	293
August 31, 2017	17.63	.10[g]	2.27	2.37	(.36)	(.18)	(.54)	19.46	13.81	4,002	2.03[f]	.52[f,g]	275
August 31, 2016	15.46	—[d]	2.82	2.82	(.07)	(.58)	(.65)	17.63	18.67	1,442	2.03[f,i]	(.02)[f,i]	216
August 31, 2015	19.42	(.07)	(.85)	(.92)	(.01)	(3.03)	(3.04)	15.46	(5.72)	1,083	2.02[f]	(.43)[f]	179
August 31, 2014	17.36	(.05)	3.67	3.62	—	(1.56)	(1.56)	19.42	21.09	1,161	2.07[f]	(.26)[f]	227
Class C
February 28, 2019 **	$21.66	(.04)	(.55)	(.59)	—	(1.50)	(1.50)	$19.57	(1.24)*	$10,998	1.00*f	(.19)*f	67*
August 31, 2018	19.49	(.04)	3.04	3.00	—	(.83)	(.83)	21.66	15.50	12,430	1.99	(.21)	293
August 31, 2017	17.67	.09[g]	2.29	2.38	(.38)	(.18)	(.56)	19.49	13.80	7,218	2.03[f]	.48[f,g]	275
August 31, 2016	15.49	—[d]	2.83	2.83	(.07)	(.58)	(.65)	17.67	18.70	1,939	2.03[f,i]	(.01)[f,i]	216
August 31, 2015	19.44	(.07)	(.85)	(.92)	—	(3.03)	(3.03)	15.49	(5.71)	984	2.02[f]	(.43)[f]	179
August 31, 2014	17.38	(.04)	3.66	3.62	—	(1.56)	(1.56)	19.44	21.06	1,132	2.07[f]	(.23)[f]	227
Class M
February 28, 2019 **	$22.38	(.02)	(.55)	(.57)	—	(1.50)	(1.50)	$20.31	(1.11)*	$108	.88*f	(.08)*f	67*
August 31, 2018	20.07	—[d]	3.14	3.14	—	(.83)	(.83)	22.38	15.75	122	1.74	—[e]	293
August 31, 2017	18.10	.21[g,h]	2.29	2.50	(.35)	(.18)	(.53)	20.07	14.11	159	1.78[f]	1.08[f,g,h]	275
August 31, 2016	15.81	.04	2.90	2.94	(.07)	(.58)	(.65)	18.10	19.02	104	1.78[f,i]	.24[f,i]	216
August 31, 2015	19.74	(.04)	(.86)	(.90)	—	(3.03)	(3.03)	15.81	(5.51)	63	1.77[f]	(.21)[f]	179
August 31, 2014	17.58	—[d]	3.72	3.72	—	(1.56)	(1.56)	19.74	21.41	107	1.82[f]	.02[f]	227
Class R
February 28, 2019 **	$22.67	.01	(.56)	(.55)	—	(1.50)	(1.50)	$20.62	(1.00)*	$251	.76*f	.06*f	67*
August 31, 2018	20.34	.07	3.17	3.24	(.08)	(.83)	(.91)	22.67	16.05	365	1.49	.30	293
August 31, 2017	18.33	.25[g,h]	2.33	2.58	(.39)	(.18)	(.57)	20.34	14.40	207	1.53[f]	1.30[f,g,h]	275
August 31, 2016	15.97	.07	2.94	3.01	(.07)	(.58)	(.65)	18.33	19.28	116	1.53[f,i]	.41[f,i]	216
August 31, 2015	19.94	.01	(.87)	(.86)	(.08)	(3.03)	(3.11)	15.97	(5.23)	62	1.52[f]	.05[f]	179
August 31, 2014	17.71	.06	3.73	3.79	—	(1.56)	(1.56)	19.94	21.66	166	1.57[f]	.29[f]	227

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26 Global Industrials Fund	Global Industrials Fund 27

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
February 28, 2019 **	$23.14	.08	(.56)	(.48)	—	(1.50)	(1.50)	$21.16	(.67)*	$2,301	.43*f	.39*f	67*
August 31, 2018†	23.42	.03	(.31)	(.28)	—	—	—	23.14	(1.20)*	2,334	.24*	.15*	293
Class Y
February 28, 2019 **	$23.13	.07	(.56)	(.49)	—	(1.50)	(1.50)	$21.14	(.71)*	$31,555	.51*f	.31*f	67*
August 31, 2018	20.70	.18	3.24	3.42	(.16)	(.83)	(.99)	23.13	16.66	38,562.99		.79	293
August 31, 2017	18.62	.28[g]	2.43	2.71	(.45)	(.18)	(.63)	20.70	14.94	28,196	1.03[f]	1.42[f,g]	275
August 31, 2016	16.13	.18	2.96	3.14	(.07)	(.58)	(.65)	18.62	19.91	13,042	1.03[f,i]	1.04[f,i]	216
August 31, 2015	20.12	.10	(.88)	(.78)	(.18)	(3.03)	(3.21)	16.13	(4.80)	3,382	1.02[f]	.56[f]	179
August 31, 2014	17.77	.22[j]	3.69	3.91	—	(1.56)	(1.56)	20.12	22.29	4,863	1.07[f]	1.08[f,j]	227

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Amount represents less than 0.01%.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2019	0.20%
August 31, 2017	0.25
August 31, 2016	0.68
August 31, 2015	0.70
August 31, 2014	0.46

g Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.13	0.67%
Class B	0.10	0.53
Class C	0.09	0.50
Class M	0.15	0.80
Class R	0.15	0.79
Class Y	0.10	0.48

h The net investment income and per share amount shown for the period ending August 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into of the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

j The net investment income and per share amount shown for the period ending August 31, 2014, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into and/or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

28 Global Industrials Fund	Global Industrials Fund 29

Notes to financial statements 2/28/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through February 28, 2018.

Putnam Global Industrials Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund concentrates in the industrial products, services or equipment industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the industrial products, services or equipment industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

30 Global Industrials Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Global Industrials Fund 31

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange

32 Global Industrials Fund

contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $112,747 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $244,481 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $140,398 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits

Global Industrials Fund 33

in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $72,879,364, resulting in gross unrealized appreciation and depreciation of $13,284,101 and $992,058, respectively, or net unrealized appreciation of $12,292,043.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $296,970.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.308% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $183,563 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

34 Global Industrials Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$38,465	Class R	263
Class B	3,747	Class R6	541
Class C	11,075	Class Y	33,173
Class M	107	Total	$87,371

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $170 under the expense offset arrangements and by no monies under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $57, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

Global Industrials Fund 35

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$48,223
Class B	1.00%	1.00%	18,676
Class C	1.00%	1.00%	55,188
Class M	1.00%	0.75%	400
Class R	1.00%	0.50%	663
Total			$123,150

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $9,955 and $9 from the sale of class A and class M shares, respectively, and received $190 and $279 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$59,519,529	$77,442,019
U.S. government securities (Long-term)	—	—
Total	$59,519,529	$77,442,019

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	171,387	$3,624,874	1,812,929	$40,918,670
Shares issued in connection with
reinvestment of distributions	147,010	2,513,874	74,214	1,644,571
	318,397	6,138,748	1,887,143	42,563,241
Shares repurchased	(725,906)	(15,281,853)	(1,264,559)	(28,267,069)
Net increase (decrease)	(407,509)	$(9,143,105)	622,584	$14,296,172

36 Global Industrials Fund

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	1,326	$24,929	18,803	$406,678
Shares issued in connection with
reinvestment of distributions	17,274	277,069	7,785	163,871
	18,600	301,998	26,588	570,549
Shares repurchased	(32,539)	(626,863)	(31,926)	(675,620)
Net decrease	(13,939)	$(324,865)	(5,338)	$(105,071)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	46,793	$939,657	278,571	$6,036,984
Shares issued in connection with
reinvestment of distributions	51,043	819,752	15,880	334,749
	97,836	1,759,409	294,451	6,371,733
Shares repurchased	(109,852)	(2,066,442)	(90,900)	(1,950,031)
Net increase (decrease)	(12,016)	$(307,033)	203,551	$4,421,702

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	606	$12,029	2,048	$45,678
Shares issued in connection with
reinvestment of distributions	483	8,041	244	5,307
	1,089	20,070	2,292	50,985
Shares repurchased	(1,219)	(25,368)	(4,791)	(104,726)
Net decrease	(130)	$(5,298)	(2,499)	$(53,741)

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	2,994	$60,078	8,243	$183,271
Shares issued in connection with
reinvestment of distributions	461	7,793	326	7,172
	3,455	67,871	8,569	190,443
Shares repurchased	(7,359)	(156,962)	(2,659)	(59,225)
Net increase (decrease)	(3,904)	$(89,091)	5,910	$131,218

			FOR THE PERIOD OF 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 2/28/19		TO 8/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,593	$135,116	105,139	$2,461,546
Shares issued in connection with
reinvestment of distributions	8,349	144,690	—	—
	14,942	279,806	105,139	2,461,546
Shares repurchased	(7,104)	(141,749)	(4,250)	(97,083)
Net increase	7,838	$138,057	100,889	$2,364,463

Global Industrials Fund 37

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	313,212	$6,722,738	1,437,211	$32,992,043
Shares issued in connection with
reinvestment of distributions	126,658	2,192,456	72,128	1,612,781
	439,870	8,915,194	1,509,339	34,604,824
Shares repurchased	(614,186)	(12,337,264)	(1,204,277)	(27,317,837)
Net increase (decrease)	(174,316)	$(3,422,070)	305,062	$7,286,987

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$2,922,890	$6,228,545	$9,151,435	$27,634	$—
Putnam Short Term
Investment Fund**	1,518,969	23,387,364	24,463,990	10,863	442,343
Total Short-term
investments	$4,441,859	$29,615,909	$33,615,425	$38,497	$442,343

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the industrials sector, which involves more risk than a fund that invests more broadly.

38 Global Industrials Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$63,000
Written equity option contracts (contract amount)	$63,000
Forward currency contracts (contract amount)	$50,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$288,344	Payables	$385,196
Equity contracts	Investments	37,916	Payables	4,005
Total		$326,260		$389,201

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$(876,104)	$(876,104)
Total	$(876,104)	$(876,104)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total
Foreign exchange contracts	$—	$224,227	$224,227
Equity contracts	(105,360)	—	$(105,360)
Total	$(105,360)	$224,227	$118,867

Global Industrials Fund 39

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
Forward currency	$ 6,290	$ 22,990	$ 102,149	$ 70,365	$ 25,582	$ 59,306	$ 1,662	$ 288,344
contracts#
Purchased	—	—	—	37,916	—	—	—	37,916
options**#
Total Assets	$6,290	$22,990	$102,149	$108,281	$25,582	$59,306	$1,662	$326,260
Liabilities:
Forward currency	90,550	22,021	14,793	12,723	183,484	61,625	—	385,196
contracts#
Written options#	—	—	—	4,005	—	—	—	4,005
Total Liabilities	$90,550	$22,021	$14,793	$16,728	$183,484	$61,625	$—	$389,201
Total Financial
and Derivative	$(84,260)	$969	$87,356	$91,553	$(157,902)	$(2,319)	$1,662	$(62,941)
Net Assets
Total collateral
received	$—	$—	$—	$91,553	$(140,398)	$—	$—
(pledged)†##
Net amount	$(84,260)	$969	$87,356	$—	$(17,504)	$(2,319)	$1,662
Controlled collateral
received (including	$—	$—	$—	$—	$—	$—	$—	$—
TBA commitments)**
Uncontrolled
collateral received	$—	$—	$—	$112,747	$—	$—	$—	$112,747
Collateral (pledged)
(including TBA	$—	$—	$—	$—	$(140,398)	$—	$—	$(140,398)
commitments)**

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

40 Global Industrials Fund

Note 9: Strategy, investment policy, and name change

Shareholders were informed through a supplement to the fund’s prospectus that Putnam Management has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name, investment strategy and investment policies. (The changes to the fundamental investment policies are subject to approval by the shareholders of the fund.) In connection with these changes, the fund’s name will change to Putnam Focused Equity Fund. Putnam Management anticipates that the changes will be effective on or about June 24, 2019. See the prospectus supplement for more information.

Note 10: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge Putnam Global Natural Resources Fund into the fund. The proposed merger requires approval by Putnam Global Natural Resources Fund shareholders. If approved by Putnam Global Natural Resources Fund shareholders at a shareholder meeting proposed to be held on May 15, 2019, the merger would be expected to occur on or about June 24, 2019.

Global Industrials Fund 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

42 Global Industrials Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Industrials Fund 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Global Industrials Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Industrials Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA721 315946 4/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019